                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            SYLVAN LEARNING SYSTEMS, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

YOUR VOTE IS IMPORTANT. Please sign, date and return the enclosed proxy card promptly, whether or not you plan to attend the Sylvan Learning Systems, Inc. Annual Meeting.

                                     [LOGO]

                         SYLVAN LEARNING SYSTEMS, INC.
                               1001 Fleet Street
                           Baltimore, Maryland 21202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 30, 2001

To the Stockholders of Sylvan Learning Systems, Inc.:

    Notice is hereby given that the Annual Meeting of Stockholders of Sylvan Learning Systems, Inc. ("Sylvan") will be held at the Courtyard Marriott, Downtown Inner Harbor, 1000 Aliceanna Street, Baltimore, Maryland 21202, on May 30, 2001 at 2:00 p.m., Eastern Time, for the following purposes:

    I.  To elect four directors.

    II. To ratify the selection of Ernst & Young LLP as the independent auditors of Sylvan for the year ending December 31, 2001.

    III. To transact such other business as may properly come before the meeting.

    Accompanying this notice is a Proxy Card and Proxy Statement and a copy of Sylvan's Annual Report for the year ended December 31, 2000. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE PRIOR TO THE DATE OF THE ANNUAL MEETING. The Proxy may be revoked at any time prior to the time that it is voted at the Annual Meeting. The Board of Directors fixed
April 13, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on April 13, 2001 will be entitled to vote at the Annual Meeting.

    You are cordially invited to attend the Annual Meeting, and you may vote in person even though you have returned your Proxy Card.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Robert W. Zentz
                                          Secretary

Baltimore, Maryland
April 30, 2001

                         SYLVAN LEARNING SYSTEMS, INC.
                               1001 FLEET STREET
                           BALTIMORE, MARYLAND 21202
                                 (410) 843-8000

                                PROXY STATEMENT

                                  INTRODUCTION

    This Proxy Statement and the accompanying proxy are furnished to stockholders of Sylvan Learning Systems, Inc. ("Sylvan") in connection with the solicitation of proxies by Sylvan's Board of Directors to be used at the Annual Meeting of Stockholders described in the accompanying notice and at any adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to: 1) elect four directors, 2) ratify the selection of Ernst & Young LLP as independent auditors of Sylvan for the year ending December 31, 2001 and
3) transact such other business as may properly come before the Annual Meeting. This Proxy Statement and the accompanying proxy are first being sent to stockholders on or about May 3, 2001.

    The record of stockholders entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on April 13, 2001 (the "Record Date"). On the Record Date, there were outstanding and entitled to vote 37,788,077 shares of Common Stock, par value $.01 per share (the "Sylvan Common Stock").

    The presence, in person or by proxy, of the holders of a majority of the shares of Sylvan Common Stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. In the election of directors, each share of Sylvan Common Stock may be voted for as many individuals as there are directors to be elected. Votes may only be cast "FOR" the election of a director; cumulative voting is not permitted. Those individuals receiving the highest number of votes "FOR" election to the Board of Directors shall be considered duly elected. For all matters except the election of directors, each share is entitled to one vote. The affirmative vote of a majority of the shares of Sylvan Common Stock present in person or represented by proxy at the Annual Meeting is required for approval and/or ratification of all matters (other than the election of directors) being submitted to the stockholders for their consideration. An automated system administered by Sylvan's transfer agent will be used to tabulate the votes. Abstentions, votes against or withholding approval and broker non-votes will be counted to determine whether a quorum is present. Abstentions and votes against or withholding approval will be counted as votes against any given proposal, whereas broker non-votes will not be counted in determining whether a particular proposal has been approved by the stockholders.

    This solicitation is being made primarily by mail, but directors, officers and employees may also engage in the solicitation of proxies by telephone. Sylvan is paying the cost of soliciting proxies. Sylvan will not pay compensation in connection with the solicitation of proxies, except as reimbursement to brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

VOTING BY PROXY

    The Board of Directors has selected Douglas L. Becker to act as proxy with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted at the Annual Meeting. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person, whether or not he has previously given a proxy.

    With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees or (c) withhold their votes as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. With respect to the proposal to approve and ratify the appointment of Ernst & Young LLP as Sylvan's independent auditors for the year ending December 31, 2001, stockholders may
(i) vote "for", (ii) vote "against" or (iii) abstain from voting as to such matter. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF EACH OF MANAGEMENT'S NOMINEES FOR DIRECTOR AND TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS SYLVAN'S INDEPENDENT AUDITORS. Management knows of no other matters that may come before the Annual Meeting for consideration by the stockholders. However, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

    Stockholders who do not expect to attend the Annual Meeting in person are urged to execute and return the enclosed proxy card promptly. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of Sylvan, by executing and delivering to the Secretary a proxy card bearing a later date, or by voting in person at the Annual Meeting. Any stockholder also may be represented by another person at the Annual Meeting by executing a form of proxy designating such person to act on the stockholder's behalf at the Annual Meeting.

    IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING.

I.  ELECTION OF SYLVAN DIRECTORS

    The Board of Directors is comprised of nine persons separated into three classes, with each class serving a three-year term. Douglas L. Becker, James H. McGuire and Rick Inatome currently serve in Class I and are subject to re-election for a three-year term beginning at the 2001 Annual Meeting.
Messrs. Becker and McGuire are nominated for re-election. However, Mr. Inatome has decided not to seek re-election, and the Board has nominated Richard W. Riley in his place. In addition, the Board has nominated Judith D. Moore to fill the vacant Class II director position for a one-year term beginning at the 2001 Annual Meeting. Three directors will then serve in Class II and will be subject to re-election for a three-year term beginning at the 2002 Annual meeting. Three directors serve in Class III and are subject to re-election for a three-year term beginning at the 2003 Annual meeting.

    Each of the nominees have agreed to serve as a director if elected. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If that happens, we will vote all valid proxies for the election of the substitute nominee or nominees. The Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

    THE INDIVIDUALS RECEIVING THE HIGHEST NUMBER OF VOTES "FOR" ELECTION TO THE BOARD OF DIRECTORS WILL BE CONSIDERED DULY ELECTED.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ITS FOUR NOMINEES FOR DIRECTORS.

INFORMATION CONCERNING NOMINEES

    The following table presents information concerning persons nominated by the Board of Directors for election at the Annual Meeting as three Class I and one Class II directors. Data with respect to the number of shares of the Sylvan Common Stock beneficially owned by each of the nominees, directly or indirectly, appears on page 15 of this Proxy Statement.

                                                                                 PRINCIPAL OCCUPATION,
                                                       NOMINATED FOR      DIRECTORSHIPS WITH PUBLIC COMPANIES
        NAME AND AGE             DIRECTOR SINCE        TERM EXPIRING             AND OTHER INFORMATION
        ------------             --------------        -------------      -----------------------------------
Douglas L. Becker             December 1986         2004 Annual Meeting  Mr. Becker has been Chairman and Chief
(35)                                                                     Executive Officer of Sylvan since
                                                                         February 2000. Previously, he was
                                                                         President and Co-Chief Executive
                                                                         Officer of Sylvan since April 1993.
                                                                         From February 1991 until April 1993,
                                                                         Mr. Becker was the Chief Executive
                                                                         Officer of the Sylvan Learning Center
                                                                         Division of Sylvan. He has been a
                                                                         Director of Sylvan since December
                                                                         1986. Mr. Becker also serves as a
                                                                         director of Caliber Learning Network,
                                                                         Inc. and Constellation Energy
                                                                         Corporation.

James H. McGuire              December 1995         2004 Annual Meeting  Mr. McGuire has served as President of
(57)                                                                     NJK Holding Company since 1992. NJK
                                                                         Holding Company controls the interests
                                                                         of Nasser J. Kazeminy (one of the
                                                                         prior owners of Drake Prometric, L.P.,
                                                                         acquired by Sylvan in 1995 and sold in
                                                                         2000) in various businesses throughout
                                                                         the country.

Richard W. Riley                                    2004 Annual Meeting  Mr. Riley is currently a partner with
(67)                                                                     the law firm of Nelson Mullins Riley &
                                                                         Scarborough in South Carolina. From
                                                                         1992 until 2001, Mr. Riley served as
                                                                         U.S. Secretary of Education during the
                                                                         Clinton administration. Mr. Riley was
                                                                         Governor of South Carolina from 1978
                                                                         through 1985.

Judith D. Moore               September 2000        2002 Annual Meeting  Ms. Moore has been President and CEO
(59)                                                                     of Chauncey Group International since
                                                                         April 1998. Prior to Chauncey, Ms.
                                                                         Moore served as President and CEO of
                                                                         National Industries for the Blind from
                                                                         1997 through April 1998. From 1982 to
                                                                         1997, Ms. Moore held various
                                                                         management positions with Eastman
                                                                         Kodak Company.

INFORMATION CONCERNING CONTINUING DIRECTORS
                                                                                 PRINCIPAL OCCUPATION,
                                                       NOMINATED FOR      DIRECTORSHIPS WITH PUBLIC COMPANIES
        NAME AND AGE             DIRECTOR SINCE        TERM EXPIRING             AND OTHER INFORMATION
        ------------             --------------        -------------      -----------------------------------
R. Christopher Hoehn-Saric    December 1986         2002 Annual Meeting  In February 2000, Mr. Hoehn-Saric
(38)                                                                     assumed the leadership position of
                                                                         Sylvan's venture subsidiary as
                                                                         Chairman and Chief Executive Officer.
                                                                         Previously, Mr. Hoehn-Saric served as
                                                                         Chairman and Co-Chief Executive
                                                                         Officer of Sylvan since April 1993 and
                                                                         was president of Sylvan from 1988
                                                                         until 1992. He has been a Director of
                                                                         Sylvan since December 1986. Mr.
                                                                         Hoehn-Saric also serves as a director
                                                                         of Caliber Learning Network, Inc.

Donald V. Berlanti            February 1987         2002 Annual Meeting  Since 1975, Mr. Berlanti has been
(63)                                                                     involved in the ownership and
                                                                         management of several businesses,
                                                                         including radio stations, a chain of
                                                                         convenience and greeting card stores
                                                                         and real estate development companies.

R. William Pollock            December 1995         2003 Annual Meeting  Mr. Pollock serves as Chairman of the
(72)                                                                     Board of Drake Holdings Limited, a
                                                                         company which owns interests in
                                                                         various businesses throughout the
                                                                         world. He is also one of the prior
                                                                         owners of Drake Prometric, L.P.,
                                                                         acquired by Sylvan in 1995 and sold in
                                                                         2000. Mr. Pollock founded Drake
                                                                         International Inc. in Canada in 1951.

Laurence M. Berg              June 2000             2003 Annual Meeting  Mr. Berg has been a principal with
(35)                                                                     Apollo Advisors, L.P. since 1995,
                                                                         which together with its affiliates,
                                                                         serves as managing general partner of
                                                                         Apollo Investment Funds, a series of
                                                                         private securities investment funds.
                                                                         Mr. Berg is also a director of Berlitz
                                                                         International, Inc. and Resolution
                                                                         Performance Products.

Michael S. Gross              June 2000             2003 Annual Meeting  Mr. Gross was one of the founding
(39)                                                                     principals in 1992 of Apollo Advisors,
                                                                         L.P., which, together with its
                                                                         affiliates, acts as managing general
                                                                         partner of the Apollo Investment
                                                                         Funds, a series of private securities
                                                                         investment funds. Mr. Gross is also
                                                                         director of Allied Waste Industries,
                                                                         Converse, Inc., Encompass Services
                                                                         Corporation, The Florsheim Group,
                                                                         Inc., Rare Medium Group, Inc., Saks,
                                                                         Inc. and United Rentals, Inc.

INFORMATION REGARDING THE SYLVAN BOARD, COMMITTEES AND REMUNERATION

    During calendar year 2000, there were five regular meetings and eight special meetings of the Board of Directors of Sylvan. Each director attended at least 85% of the combined total number of meetings of the Board and Board Committees of which they were a member, except for Michael Gross, who attended one of the four Board meetings. The Sylvan Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with Sylvan's independent accountants to review whether satisfactory accounting procedures are being followed by Sylvan, whether its internal accounting controls are adequate and to monitor non-audit services performed by the independent accountants and review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. During 2000, non-employee directors James H. McGuire, Donald V. Berlanti and Laurence M. Berg were the members of the Audit Committee. There were three meetings of the Audit Committee during 2000. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement.

    The Compensation Committee establishes the compensation for executive officers of Sylvan and generally reviews benefits and compensation for all officers and employees. It also administers Sylvan's stock option plans. During 2000, non-employee directors Donald V. Berlanti, James H. McGuire, Laurence M. Berg, and Judith D. Moore were the members of the Compensation Committee, which met on three occasions. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement.

    Directors who are not employees of Sylvan and are not contractually prohibited receive compensation of $15,000 per year for service on the Sylvan Board or any committee thereof, and all directors are reimbursed for their out-of-pocket expenses in connection with attending meetings. Under the 1998 Stock Incentive Plan, each non-employee director who is not contractually prohibited (current director Mr. Pollock does not receive compensation from Sylvan), upon appointment, election or re-election to the Sylvan Board, and continuation of service on the Sylvan Board as of the anniversary of election or appointment, is granted an option to purchase 5,000 shares of Sylvan Common Stock at an exercise price equal to the fair market value of the stock on the date of the grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    We believe that all our Directors and Executive Officers and other stockholders who may own 10% or more of Sylvan Common Stock have complied with the requirements of the Securities and Exchange Commission to report ownership and transactions which change ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In June 1999, Sylvan granted options to Messrs. Becker and Hoehn-Saric to purchase 12% of the outstanding shares of Sylvan's international university venture upon formation of such corporate entity at an exercise price 10% greater than the June 1999 fair market value share price. The options were fully vested at the grant date and expire three years from the date of issue.

    As additional compensation, pursuant to the Employment Agreements of Mr. Becker and Mr. Hoehn-Saric, Membership Profit Interest Plan (the "Profit Interest Plan") of Sylvan Ventures, LLC ("Sylvan Ventures"), and the related Membership Profit Interest Grant Agreements effective June 30, 2000, Sylvan Ventures granted a profit interest of 15 Common Units to Mr. Becker and a profit interest of 40 Common Units to Mr. Hoehn-Saric, representing the right to receive a maximum of 3% and 8%, respectively, of Sylvan Ventures' profits.
Mr. Becker's profit interest vests as follows: 3.75 Common Units vested on February 24, 2001, and 0.3125 Common Units vest monthly thereafter for
36 months. Mr. Hoehn-Saric's profit interest vests as follows: 10 Common Units vested on June 30, 2000, 7.5 Common Units vested on

February 24, 2001, and 0.625 Common Units vest monthly thereafter for
36 months. In both cases, the entire unvested profit interest will become fully vested upon a "Change of Control" of Sylvan or Sylvan Ventures. Mr. Becker and Mr. Hoehn-Saric are entitled to receive allocations and distributions of Sylvan Ventures' profit during the period of their respective employment for both the vested and unvested portions of the profit interest. However, the entire unvested profit interest will be forfeited upon termination of employment, except to the extent vesting is accelerated in connection with such termination as provided in the Employment Agreements.

    Under Sylvan Ventures' Profit Interest Plan and its Limited Liability Company Agreement, the maximum profit interest allocable to all Common Units granted under the Profit Interest Plan is 20% (assuming that all 100 Common Units reserved under the Profit Interest Plan are granted). Consequently, each Common Unit of profit interest entitles the holder to receive a maximum of 0.2% of Sylvan Ventures' profits, if any. In the event of a qualified initial public offering of Sylvan Ventures, Inc. ("SVI") or the corporate successor of Sylvan Ventures, all profit interests will convert (upon approval of the Sylvan Ventures' Board) into common stock or options based on the valuation of Sylvan Ventures, and holders of profit interests will receive stock options or warrants for additional shares of common stock so that the total equity stake of such holders immediately prior to such offering is equal to 20% (or, if less, that portion of the maximum 20% profit interest actually granted under the Profit Interest Plan).

    Mr. Hoehn-Saric is Chairman of iLearning, Inc. a company which Sylvan Ventures owns 20.9% of on a fully-diluted basis.

    RELATIONSHIPS WITH CALIBER LEARNING NETWORKS, INC. Douglas L. Becker and R. Christopher Hoehn-Saric concurrently serve as directors of Caliber. Sylvan owns 1,227,393 shares of Caliber Common Stock, 5,167,328 shares of 6% Non-Voting Convertible Preferred Stock convertible into Common Stock on a share-for-share basis, and 100,000 shares of Series B Convertible Preferred Stock convertible into 2,857,143 shares of Caliber Common Stock as of March 13, 2001. On a fully-diluted basis, as of March 13, 2001 Sylvan owns 34.61% of Caliber Common Stock. Messrs. Becker and Hoehn-Saric own an aggregate of 1,866,152 shares of Caliber Common Stock, or 6.98% of Caliber Common Stock on a fully-diluted basis, as of March 13, 2001.

    Under an Intercompany Management and Facility Use Agreement between Sylvan and Caliber, Sylvan provides Caliber with the use of certain facilities for Caliber's corporate offices in Baltimore, Maryland, and certain administrative support and executive management services, including financial management; tax and accounting services; legal services; management information services; and human resources support. During 2000, Caliber accrued $1.8 million for these facilities and services. This Agreement was renewed for an additional year in December 2000 for an annual fee of $1.6 million. In December 2000, Sylvan entered into a loan agreement with Caliber for $7.1 million reflecting unpaid service, leasing and employee benefit charges with the note secured against all of Caliber's assets. Caliber made the first payment under the note of $1 million, but the second payment of $736,000 due on March 31, 2001 is unpaid.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The Compensation Committee consists of Messrs. Berlanti, Berg, McGuire, and Ms. Moore. Ms. Moore is the President of Chauncey Group International which has a 16.7% ownership interest in iLearning, Inc. a company in which Sylvan Ventures owns 20.9% on a fully-diluted basis. No other of these Directors was a party to any transaction with Sylvan which requires disclosure under Item 402(j) of Regulation S-K.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    COMPENSATION OF EXECUTIVE OFFICERS. The following table shows for the years ended December 31, 2000, 1999 and 1998, compensation paid by Sylvan, including salary, bonuses, stock options and certain other compensation, to its Chief Executive Officer and each of its other most highly compensated executive officers on December 31, 2000 (the "Named Executive Officers"):

                                                   SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    LONG-TERM
                                                                                                  COMPENSATION
                                                                   ANNUAL COMPENSATION               AWARDS
                                                          -------------------------------------   -------------         ALL
                                                                                 OTHER ANNUAL        SHARES            OTHER
                  NAME AND                                 SALARY     BONUS     $ COMPENSATION     UNDERLYING      COMPENSATION
             PRINCIPAL POSITION                  YEAR        $          $             (1)          OPTIONS (#)          (2)
---------------------------------------------  --------   --------   --------   ---------------   -------------   ---------------
Douglas L. Becker                                2000     350,000          -         6,600                 -                 -
  Chairman of the Board and Chief                1999     331,250    300,000         6,600                 -                 -
  Executive Officer                              1998     300,000         (3)        6,600           782,328         1,852,787

R. Christopher Hoehn-Saric                       2000     350,000          -         6,600                 -                 -
  Chairman of the Board and Chief                1999     331,250    300,000         6,600                 -                 -
  Executive Officer -- Sylvan Ventures           1998     300,000         (3)        6,600           782,328         1,852,787

B. Lee McGee                                     2000     250,000    250,000         6,600                 -                 -
  Executive Vice President -- Sylvan Ventures    1999     231,250    200,000         6,600                 -                 -
                                                 1998     200,000         (3)        6,600           396,134         1,160,049

Peter Cohen                                      2000     261,667     74,700         6,600                 -                 -
  President and Chief Operating Officer          1999     224,167     90,300         6,600                 -                 -
                                                 1998     210,000     67,200         6,600           105,000           140,750

Raph Appadoo (4)                                 2000     263,462          -         6,600                 -            22,034
  President and Chief Executive Officer -        1999           -          -             -                 -                 -
  Sylvan International Universities              1998           -          -             -                 -                 -

------------------------

(1) The amounts in this column represent automobile allowances for all of the officers.

(2) The amounts in this column represent stock option exercises by Messrs. Hoehn-Saric, Becker, McGee, Cohen and moving/temporary housing allowances for Mr. Appadoo.

(3) Sylvan's Executive Officers may be offered the alternative of receiving stock options in lieu of cash bonuses. The number of options is determined by dividing the cash bonus by the share price of Sylvan Common Stock as of the date of receiving the bonus and multiplying the result by five. These options are fully vested on grant.

(4) Mr. Appadoo was hired in January 2000.

    OPTION GRANTS IN LAST FISCAL YEAR. No options were granted to the Named Executive Officers in 2000.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES. The following table sets forth certain information concerning the exercise of stock options, the number of unexercised options and the value of unexercised options at the end of 2000 for the Named Executive Officers. Value is considered to be, in the case of exercised options, the difference between exercise price and market price on the date of exercise and, in the case of unexercised options and exercisable options, the difference between exercise price and market price at December 31, 2000.

                                                                        NUMBER OF          VALUE OF
                                             SHARES                    SECURITIES        UNEXERCISED
                                            ACQUIRED                   UNDERLYING        IN-THE-MONEY
                                              UPON       VALUE     UNEXERCISED OPTIONS    OPTIONS AT
                   NAME                     EXERCISES   REALIZED     AT YEAR END (1)     YEAR END (1)
------------------------------------------  ---------   --------   -------------------   ------------
Douglas L. Becker                                -          -           1,738,578 (E)     $5,767,678 (E)
                                                 -          -             252,000 (U)              - (U)
R. Christopher Hoehn-Saric                       -          -           1,738,578 (E)     $5,767,678 (E)
                                                 -          -             252,000 (U)              - (U)
B. Lee McGee                                     -          -             446,009 (E)     $  390,080 (E)
                                                 -          -             124,500 (U)              - (U)
Peter Cohen                                      -          -             125,000 (E)     $        - (E)
                                                 -          -             138,750 (U)        210,250 (U)
Raph Appadoo (2)                                 -          -                   - (E)     $        - (E)
                                                                                - (U)              - (U)

------------------------

(1) (E) = Exercisable; (U) = Unexercisable

(2) No options granted.

EMPLOYMENT CONTRACTS

    Messrs. Becker and Hoehn-Saric have employment contracts with Sylvan, with terms ending June 30, 2004.

    Effective June 30, 2000, Sylvan entered into a new four year Employment Agreement with Douglas L. Becker and SVI entered into a new four year Employment Agreement with R. Christopher Hoehn-Saric. These agreements provide for
Mr. Becker's employment by Sylvan as Chairman and Chief Executive Officer, and Mr. Hoehn-Saric's employment by SVI as Chairman and Chief Executive Officer.

    The Employment Agreements provide that Mr. Becker and Mr. Hoehn-Saric will each serve as a member of the Board of Managers (the "Ventures Board") of Sylvan Ventures, as a member of the Board of Directors of SVI (the "SVI Board"), and as a member of Sylvan Ventures' Investment Committee. Mr. Becker's Employment Agreement also provides that Mr. Becker will serve as a member of the Board of Directors of Sylvan (the "Sylvan Board"), and at the direction of the Sylvan Board, Mr. Becker will devote up to 50% of his business time and energies to Sylvan Ventures and SVI, with Sylvan Ventures required to reimburse Sylvan for a prorata portion of Mr. Becker's compensation, benefits and (if applicable) severance.

    The Employment Agreements provide for an initial annual base salary of $350,000 for each of Mr. Becker and Mr. Hoehn-Saric, subject to annual review by the Sylvan Board or its Compensation Committee (for Mr. Becker) and the SVI Board or its Compensation Committee (for Mr. Hoehn-Saric). Each of the Employment Agreements provides for an annual target bonus of up to 100% of base salary, with the bonus criteria being determined by the Sylvan Board (for
Mr. Becker) and the SVI Board (for Mr. Hoehn-Saric).

    Mr. Becker and Mr. Hoehn-Saric each also receive additional compensation under the Employment Agreements and Sylvan Ventures' Membership Profit Interest Plan. For a description of this additional compensation, see "Certain Relationships and Related Transactions."

    In addition to the base salary, bonus and profit interests, the Employment Agreements provide that Mr. Becker and Mr. Hoehn-Saric are entitled to participate in all benefit programs, plans or arrangements made available by Sylvan (in Mr. Becker's case) or SVI (in Mr. Hoehn-Saric's case) to their executives and key management employees. Each of Mr. Becker and Mr. Hoehn-Saric are also entitled to a $2.5 million life insurance policy during their period of employment.

    If either Mr. Becker's or Mr. Hoehn-Saric's employment is terminated as a result of their death or "Total Disability," Sylvan (in Mr. Becker's case) or SVI (in Mr. Hoehn-Saric's case) must pay all amounts accrued under the Employment Agreement prior to termination. The portion of any unvested profit interest that would have become vested by the first anniversary of such termination will become immediately vested, and the entire remaining unvested profit interest will be forfeited.

    If either Mr. Becker's or Mr. Hoehn-Saric's employment is terminated by Sylvan (in Mr. Becker's case) or SVI (in Mr. Hoehn-Saric's case) for "Good Cause," or by Mr. Becker or Mr. Hoehn-Saric without a "Good Reason," Sylvan or SVI must pay all amounts accrued under the Employment Agreement prior to termination, but the entire remaining unvested profit interest will be forfeited.

    If either Mr. Becker or Mr. Hoehn-Saric is terminated by Sylvan (in
Mr. Becker's case) or SVI (in Mr. Hoehn-Saric's case) without Good Cause, or by Mr. Becker or Mr. Hoehn-Saric for a Good Reason, Sylvan or SVI must continue to pay such officer's base salary (at the rate in effect during the year of termination) until the earlier of June 30, 2004 or the third anniversary of the date of termination (the "Severance Period"). In addition, to the extent permitted by law or the applicable insurance contracts, Sylvan or SVI must permit such officer to continue to participate in Sylvan's or SVI's insurance programs on the same basis as other executives until the earlier of the end of the Severance Period or the first anniversary of the date of termination. In lieu of the annual bonus described above, Sylvan or SVI must pay an annual "Assumed Bonus" for each year during the Severance Period, with the Assumed Bonus for a termination in 2001 being the actual bonus paid to such officer for 2000, and the Assumed Bonus for a termination after 2001 being the average of the actual bonuses paid to such officer for the two years immediately preceding the termination. Finally, the entire remaining unvested profit interest will become immediately vested.

    Mr. Becker's Employment Agreement provides that, during his term of employment or within 15 days after the expiration or termination thereof (other than termination by Sylvan with or without Good Cause, or termination as a result of Mr. Becker's death or Total Disability), Mr. Becker may notify the Ventures' Board or the SVI Board that he desires to be engaged by Sylvan Ventures or SVI as Co-Chief Executive Officer with Mr. Hoehn-Saric (or as Chief Executive Officer following termination of Mr. Hoehn-Saric's employment). If the Sylvan Board approves the request (or, solely in the case of termination of employment by Mr. Becker for Good Reason, without the approval), and Sylvan Ventures or SVI fail to engage Mr. Becker on substantially similar terms to those set forth in Mr. Hoehn-Saric's Employment Agreement (or Sylvan Ventures or SVI terminates such engagement without Good Cause within one year), Sylvan Ventures (or Sylvan, if the Sylvan Board and Ventures Board are under common control by independent directors) must pay Mr. Becker the severance benefits and compensation described above for a termination without Good Cause (such payment being in lieu of the severance package otherwise payable by Sylvan in the case of termination by Mr. Becker for Good Reason). In the event, following a termination of employment by Mr. Becker for Good Reason, Sylvan Ventures or SVI engages Mr. Becker on such terms, Sylvan is not required to pay the severance package otherwise payable upon termination for Good Reason.

    In the Employment Agreements, each of Mr. Becker and Mr. Hoehn-Saric have agreed not to disclose or use, except as required by law or court order, any "Trade Secrets or Confidential or Proprietary Information." In addition, during the term of employment and for a period of one year after the termination or expiration thereof, each of Mr. Becker and Mr. Hoehn-Saric have agreed not to engage, directly or indirectly, in specified activities and businesses that are competitive with Sylvan, Sylvan Ventures and/or SVI, and not to solicit or hire, directly or indirectly, the employees of Sylvan, Sylvan Ventures and/or SVI. These restrictions are subject to several exceptions, including that Mr. Becker and

Mr. Hoehn-Saric are permitted to solicit and hire each other following termination of employment, and Mr. Becker and Mr. Hoehn-Saric are permitted to hold certain passive investments. In addition, the scope of restricted competition is limited after termination of employment by Sylvan or SVI without "Good Cause," by Mr. Becker or Mr. Hoehn-Saric for a "Good Reason" or following a "Change of Control," or if the employment term is not extended upon its expiration.

DIRECTOR'S COMPENSATION

    Directors who are not employees of Sylvan and are not prohibited by contract from accepting such compensation (current director Mr. Pollock does not receive compensation from Sylvan) receive an annual fee of $15,000 and options to acquire 5,000 shares of Common Stock granted annually the day of the annual stockholders' meeting at a grant price equal to the closing price on the date of the annual meeting. These options are granted under the 1998 Stock Incentive Plan and are fully vested at grant. All directors are reimbursed for their expenses. The Compensation Committee in April 2001 approved payment of $1,200 per meeting per member for Compensation and Audit Committee meetings and an additional $5,000 annual fee for the chairperson of each committee.

COMPENSATION COMMITTEE REPORT

    INTRODUCTION. The Compensation Committee consists of four non-employee directors, none of whom has ever been an officer or employee of Sylvan. The function of the Compensation Committee is to recommend to the Board of Directors policies regarding Sylvan's compensation of, and to recommend specific compensation for, Sylvan's executive officers. The Compensation Committee's responsibilities also include administering Sylvan's stock option plans and making decisions regarding option grants to officers and other key employees. The Compensation Committee also periodically reviews Sylvan's employee benefit plans that are intended to qualify under Section 401 of the Internal Revenue Code to determine whether any changes to those plans may be appropriate. The Compensation Committee meets at least once a year to review management performance and compensation and to recommend to the Board bonuses and option grants for current personnel. The Compensation Committee also meets on an as-needed basis to recommend compensation for newly created or expanded executive positions.

    COMPENSATION PHILOSOPHY AND APPROACH. The principal elements of Sylvan's Executive Compensation Program consist of both annual and long-term compensation, including base salary and annual incentive cash bonuses and, at appropriate times, long-term incentive compensation in the form of stock options. The Committee has put primary emphasis on long-term incentive stock options based upon their belief that Mr. Becker should have a significant portion of his compensation contingent upon increases in the market price of Sylvan Common Stock and that Messrs. Becker and Hoehn-Saric should have a significant contingent portion of their compensation dependent upon the success of Sylvan Ventures. Aided by the review of a compensation consulting firm, the Compensation Committee continues to believe that this approach and philosophy is appropriate.

    BASE SALARIES. Sylvan's executive officer base salary levels are submitted for approval by the Board based on the Compensation Committee recommendations. In establishing compensation for the two CEO's, the Compensation Committee utilized recommendations of a compensation consulting firm. Based on the consulting firm's analysis of executive compensation, the salary of each company CEO was set at $350,000 in 2000 compared to $300,000 in 1998 and 1999.

    ANNUAL INCENTIVE CASH BONUS. In addition to base salaries, executive officers of Sylvan are eligible to receive annual cash bonuses, at the discretion of the Board of Directors. Cash bonuses are determined on the basis of (a) the overall financial performance of Sylvan and (b) annual personal performance objectives for each officer, established by the Compensation Committee at the beginning of the year.

    Based upon the recommendations of a consulting firm, Sylvan's executive officers may be offered by the Compensation Committee the alternative of receiving stock options in lieu of cash bonuses. The number of options for executive officers is determined by dividing the cash bonus by the share price of Sylvan Common Stock as of the date of receiving the bonus and multiplying the result by five. These options are fully vested on grant.

    LONG-TERM INCENTIVE STOCK OPTIONS. Options are granted to executive officers and other key employees whom the Compensation Committee determines to be important to the future growth and profitability of Sylvan. Based upon performance criteria similar to those applicable to cash bonuses for executives, the Compensation Committee determines the employees to whom options will be granted, the number of shares covered by each grant and the exercise price and vesting period for each grant. The Compensation Committee typically grants stock options with relatively long vesting periods, creating strong incentives for recipients to remain employees.

    Messrs. Hoehn-Saric and Becker had been entitled to annual stock option grants under Sylvan's 1993 Management Stock Option Plan based on Sylvan's performance compared to profitability targets established by the Compensation Committee. In 1996, the 1993 Management Stock Option Plan was discontinued, and in 1996 and 1997 Messrs. Hoehn-Saric and Becker received grants from the stockholder-approved 1996 Senior Management Stock Option Plan. In 1998,
Messrs. Hoehn-Saric and Becker received grants from the 1998 Stock Incentive Plan. No option grants were made in 1999 or 2000.

    EQUITY POSITION IN SYLVAN'S INTERNATIONAL UNIVERSITY VENTURE.  In
June 1999, Messrs. Hoehn-Saric and Becker were granted options in Sylvan's international university venture upon its formation representing six percent each of its beginning equity at an exercise price ten percent greater than its then fair market value. The options were fully vested at the grant and expire three years from the time of grant.

    CEOS' AND PRESIDENT'S COMPENSATION. Mr. Hoehn-Saric served as Chief Executive Officer and Chairman of the Board since April 1993, and served as President from 1988 to 1993. In June 2000, Mr. Hoehn-Saric became Chairman and CEO of Sylvan Ventures. Mr. Becker has served as President of Sylvan since April 1993, and served as CEO of the Sylvan Learning Center division of Sylvan from February 1991 to April 1993. In December 1995, Mr. Becker was named Co-Chief Executive Officer of Sylvan. In June 2000, Mr. Becker became Chairman and Chief Executive Officer of Sylvan.

    Messrs. Hoehn-Saric and Becker may earn incentive cash bonuses based on Sylvan's actual annual financial performance as compared to the annual operating budget and the accomplishment of specific objectives established at the beginning of the year by the Compensation Committee. Financial performance accounts for 80% of the potential bonus and the remaining 20% is based on the subjective determination by the Compensation Committee as to accomplishment of the specific objectives. A financial performance bonus may be paid if at least 80% of the financial performance objectives are achieved but is reduced from the target bonus amount by a formula based on the percentage of the financial performance objectives that are actually achieved. A bonus of up to 150% of the target bonus amount can be earned if actual financial performance results were 200% of the objectives.

    In March 1999, the Compensation Committee recommended, and the Board of Directors approved, cash bonuses for Messrs. Hoehn-Saric and Becker of $300,000 each. These bonuses were based on financial performance and accomplishment of specific objectives in 1998 as described above. No bonus payments were made to Messrs. Hoehn-Saric and Becker in 2000 for the 1999 objectives.

    Mr. Peter Cohen's 2000 compensation is a base amount of $300,000 with an incentive cash bonus of up to 100% of the base salary based 75% on Sylvan's actual annual financial performance and 25% on specific individual performance objectives established at the beginning of the year by the CEO.

                                          Mr. James H. McGuire--Chairman
                                          Mr. Donald V. Berlanti
                                          Ms. Judith D. Moore
                                          Mr. Laurence M. Berg

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is composed of three non-employee directors, as required by Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Exhibit A to this Proxy Statement, and is responsible for overseeing Sylvan's financial reporting process on behalf of the Board of Directors. The members of the Audit Committee are James H. McGuire, Donald V. Berlanti and Laurence M. Berg. Each year, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of Sylvan's independent auditors.

    Management is responsible for Sylvan's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of Sylvan's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP ("E&Y"), Sylvan's independent auditors. Management represented to the Audit Committee that Sylvan's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of E&Y's judgments about the quality (not just the acceptability) of Sylvan's accounting principles as applied to financial reporting.

    E&Y also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with E&Y that firm's independence. The Audit Committee further considered whether the provision by E&Y of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

    Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that Sylvan's audited consolidated financial statements be included in Sylvan's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of E&Y as Sylvan's independent auditors for 2001, subject to stockholder ratification.

                                          Mr. Donald V. Berlanti--Chairman
                                          Mr. James H. McGuire
                                          Mr. Laurence M. Berg

STOCK PERFORMANCE GRAPH

    Under the rules of the Securities and Exchange Commission, Sylvan is required to provide a five-year comparison of the cumulative total stockholder return on the Sylvan Common Stock with that of a broad equity market index and either a published industry index, or a Sylvan-constructed peer group index.

    The following graph compares the cumulative total stockholder return on Sylvan Common Stock during the period beginning January 1, 1996 and ending December 31, 2000, with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies), and a Sylvan-constructed peer group index. The companies included in this peer group index are Strayer Education, Inc. (STRA), Apollo Group, Inc. (APOL), Devry, Inc. (DVRV) and Berlitz International (BTZ). The comparison assumes $100 was invested on January 1, 1996 in Sylvan Common Stock and in each of the other two indices. It also assumes reinvestment of any dividends.

    In previous proxy statements, the Sylvan-constructed peer group index included National Education Corporation and Education Alternatives, Inc. As these two companies are no longer public companies, they have been replaced with Strayer Education and Apollo Group.

    SYLVAN DOES NOT MAKE, NOR DOES IT ENDORSE, ANY PREDICTIONS AS TO FUTURE STOCK PERFORMANCE.

                  COMPARISON OF YEAR CUMULATIVE TOTAL RETURN*
                      AMONG SYLVAN LEARNING SYSTEMS, INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                               DEC-95  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
SYLVAN LEARNING SYSTEMS, INC.     100   143.7  196.64  230.67   98.32  112.03
NASDAQ STOCK MARKET (U.S.)        100  123.03  150.68  212.46  394.82  237.37
PEER GROUP                        100  178.94  258.97  335.17  200.18   415.1

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX--
INCLUDING REINVESTMENT OF DIVIDENDS
FISCAL YEAR ENDING DECEMBER 31.

SYLVAN MANAGEMENT

    EXECUTIVE OFFICERS AND DIRECTORS. The current executive officers and directors of Sylvan are:

CURRENT DIRECTORS

           NAME               AGE                           POSITION
--------------------------  --------   ---------------------------------------------------
Douglas L. Becker.........     35      Director, Chief Executive Officer, Chairman of the
                                       Board

R. Christopher                 38      Director, Chief Executive Officer and Chairman of
Hoehn-Saric...............             the Board of Sylvan Ventures

Donald V. Berlanti........     63      Director, Chairman of the Audit Committee and
                                       Member of the Compensation Committee

James H. McGuire..........     57      Director, Chairman of the Compensation Committee
                                       and Member of the Audit Committee

R. William Pollock........     72      Director

Rick Inatome..............     47      Director

Laurence M. Berg..........     35      Director, Member of the Audit and Compensation
                                       Committees

Michael S. Gross..........     39      Director

Judith D. Moore...........     59      Director, Member of the Compensation Committee

CURRENT EXECUTIVE OFFICERS

           NAME               AGE                           POSITION
--------------------------  --------   ---------------------------------------------------
Peter Cohen...............     46      President, Chief Operating Officer

B. Lee McGee..............     45      Executive Vice President -- Sylvan Ventures

Raph Appadoo..............     50      President and Chief Executive Officer -- Sylvan
                                       International Universities

    Information relating to Sylvan's executive officers (other than Messrs. Hoehn-Saric and Becker) is set forth below. See "Information Concerning Nominees" and "Information Concerning Continuing Directors" above for information relating to Messrs. Hoehn-Saric and Becker and the other Sylvan directors. Mr. Inatome, currently a director, has decided not to seek re-election.

    PETER COHEN. Mr. Peter Cohen became President and Chief Operating Officer of Sylvan in February 2000. He was the President of the Learning Center Division from September 1996 to February 2000. Prior to joining Sylvan, he was the Chief Executive Officer of The Pet Practice, an 85 hospital veterinary business. He previously served as Vice President of Sales for National Media Corporation and Senior Vice President of Corporate Operations for Nutri-System Weight Loss Centers.

    LEE MCGEE. Mr. McGee became Executive Vice President of Sylvan Ventures in February 2000. Mr. McGee held the position of Executive Vice President and Chief Financial Officer of Sylvan and its predecessor entities from 1987 to February 2000. Prior to joining Sylvan, Mr. McGee was employed with Kinder-Care Learning Centers, Inc. as Assistant Controller and Regional Manager for a five-state area.

    RAPH APPADOO. Mr. Appadoo has served as President and CEO of Sylvan International Universities since its inception in February 2000. From
January 1996 to February 2000, Mr. Appadoo was Executive Vice President of Aetna's international division, as well as Senior Vice President for Business

Development and CFO of that division. Before then he held treasurer positions at Merrill Lynch and General Motors, as well as Business Manager at Raytheon Company.

    There are no family relationships among any of the executive officers or directors of Sylvan. Executive officers of Sylvan are elected by the Sylvan Board on an annual basis and serve at the discretion of the Sylvan Board.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of Sylvan Common Stock as of March 31, 2001 by (i) each person or entity that we know beneficially owns more than 5% of Sylvan Common Stock,
(ii) each director and director nominee, (iii) the Chief Executive Officer and each of the other Named Executive Officers and (iv) all directors and Executive Officers as a group. Unless otherwise indicated, the named persons exercise sole voting and investment power over the shares shown as beneficially owned by them.

                                                               BENEFICIALLY OWNED
                          NAME (1)                             NUMBER     PERCENT
------------------------------------------------------------  ---------   --------
EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES:
Douglas L. Becker (1)                                         2,245,508     5.95
R. Christopher Hoehn-Saric (2)                                1,627,411     4.31
Donald V. Berlanti (3)                                           68,125        *
James H. McGuire (4)                                             17,500        *
R. William Pollock                                            3,124,842     8.28
Rick Inatome (5)                                                 17,500        *
Laurence M. Berg (6)                                              5,000        *
Michael S. Gross (7)                                              5,000        *
Judith Moore                                                          -      n/a
Peter Cohen (8)                                                 263,750        *
B. Lee McGee (9)                                                570,509        *
Raph Appadoo                                                          -      n/a
All directors and Executive Officers as a group (12 persons)  7,945,145    21.04
OTHER STOCKHOLDERS:
Denver Investment Advisors LLC (10)                           2,252,500     6.04
Boston Safe Deposit and Trust Company (11)                    2,776,769     7.35
State Street Bank and Trust Company (12)                      4,557,873    12.07
UBS Painewebber Inc. (13)                                     2,573,489     6.81

------------------------

* Represents beneficial ownership of not more than one percent of the outstanding Sylvan Common Stock

(1) Includes options to purchase 1,890,578 shares of Sylvan Common Stock.

(2) Includes options to purchase 1,373,078 shares of Sylvan Common Stock.

(3) Includes options to purchase 68,125 shares of Sylvan Common Stock.

(4) Includes options to purchase 17,500 shares of Sylvan Common Stock.

(5) Includes options to purchase 17,500 shares of Sylvan Common Stock.

(6) Includes options to purchase 5,000 shares of Sylvan Common Stock.

(7) Includes options to purchase 5,000 shares of Sylvan Common Stock.

(8) Includes options to purchase 263,750 shares of Sylvan Common Stock.

(9) Includes options to purchase 570,509 shares of Sylvan Common Stock.

(10) Based upon a Schedule 13G filed by this stockholder on February 13, 2001. 1,480,500 shares only with sole voting power. The address of this stockholder is 1225 17th Street, 26th Floor, Denver, Colorado 80202.

(11) Based upon a report of the Depository Trust Company dated April 12, 2001. The address of this stockholder is Three Mellon Bank Center, Room 153-3015, Pittsburgh, PA 15259.

(12) Based upon a report of the Depository Trust Company dated April 12, 2001. The address of this stockholder is 1776 Heritage Drive, Global Corporate Action Unit JAB 5NW, North Quincy, MA 021711.

(13) Based upon a report of the Depository Trust Company dated April 12, 2001. The address of this stockholder is 1000 Harbor Boulevard, Weekhawken, NJ 07087.

II.  AUDITOR CONFIRMATION

    The Board of Directors, pursuant to the recommendation of its Audit Committee, has selected Ernst & Young LLP, independent auditors, to examine and audit the financial statements of Sylvan for the year ending December 31, 2001. Ernst & Young LLP has served as independent auditors of Sylvan since 1991. A partner of the firm is expected to be present at the Annual Meeting, and available to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

    In 2000, Ernst & Young LLP performed various professional services for Sylvan. These included completion of the examination of the 1999 financial statements for Sylvan, other review work of required filings with the Securities and Exchange Commission, preliminary work on the examination of the 2000 financial statements, consultation on corporate tax returns and other consultation with Sylvan personnel on accounting, tax and related matters.

AUDIT FEES

    Fees for professional services rendered in connection with the audit of Sylvan's consolidated financial statements and the reviews of our consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission for the year 2000 were $1,060,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    For the year 2000, E&Y did not provide Sylvan any professional services for financial information systems design and implementation.

ALL OTHER FEES

    For the year 2000, fees for all other professional services rendered to Sylvan were $4,681,000, including audit related fees of $1,651,000. Audit related fees include fees for pension and statutory audits, due diligence for Sylvan International Universities and Sylvan Ventures, accounting consultations, and SEC registration statements for eSylvan. Fees for nonaudit services of $3,030,000 includes $2,165,000 for matters related to discontinued operations, primarily Prometric, Inc. and Aspect International Language Schools, BV. The remaining fees for nonaudit services relate primarily to tax services and Syvlan Ventures real estate advisory services.

    THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF SYLVAN COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS SYLVAN'S INDEPENDENT AUDITORS.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS SYLVAN'S INDEPENDENT AUDITORS.

III.  OTHER MATTERS

    The Board of Directors knows of no other matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such matters in accordance with their judgment as to the best interests of Sylvan.

                             STOCKHOLDER PROPOSALS

    Any stockholder proposals intended to be presented at Sylvan's 2001 Annual Meeting must have been received by Sylvan's Secretary not later than December 20, 2000 for inclusion in this Proxy Statement. No such proposals were received.

    Any stockholder that wants to include a proposal in the proxy statement for Sylvan's 2002 Annual Meeting must send the proposal to Sylvan Learning
Systems, Inc., Attn: Secretary, at 1001 Fleet Street, Baltimore, Maryland 21202. Proposals must be received on or before December 20, 2001 to be included in next year's proxy statement.

    Stockholders intending to present a proposal at Sylvan's 2002 Annual Meeting but not to include the proposal in our proxy statement, must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that a stockholder submit a written notice of intent to present such a proposal that is received by Sylvan's Secretary no more than 120 days and no less than 90 days prior to the anniversary of the mailing date of the preceding year's annual meeting proxy statement. Therefore, we must receive notice of such a proposal for the 2002 Annual Meeting no earlier than December 31, 2001 and no later than January 30, 2002. If the notice is received before December 31, 2001 or after January 30, 2002, it will be considered untimely and we will not be required to present it at the 2002 Annual Meeting.

                                 MISCELLANEOUS

    A copy of the Sylvan's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, excluding exhibits thereto, may be obtained without charge, by writing Investor Relations, Sylvan Learning Systems, Inc., 1001 Fleet Street, Baltimore, Maryland 21202 or by telephoning (410) 843-8000. Sylvan's Annual Report to stockholders for the year ended December 31, 2000, including its consolidated financial statements, is being mailed to all stockholders entitled to vote at the 2001 Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides additional information about Sylvan.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Robert W. Zentz
                                          Secretary

Baltimore, Maryland
April 30, 2001

                                                                       EXHIBIT A

             SYLVAN LEARNING SYSTEMS, INC. AUDIT COMMITTEE CHARTER

ORGANIZATION

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention or any matter of its own inquiry with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

    - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the

      Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

    - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

    - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Adopted this 7th day of June 2000.

/s/ JAMES H. MCGUIRE
--------------------
James H. McGuire, Chairman

/s/ J. PHILLIP SAMPER
-------------------
J. Phillip Samper

/s/ DONALD V. BERLANTI
-----------------------
Donald V. Berlanti

                         SYLVAN LEARNING SYSTEMS, INC.


Dear Stockholder:

Please take note of the important information with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed prepaid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 30, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Robert W. Zentz
Secretary

                               FOLD AND DETACH HERE



                            SYLVAN LEARNING SYSTEMS, INC.
                    1001 Fleet Street, Baltimore, Maryland 21202

The undersigned hereby constitutes and appoints Douglas L. Becker as Proxy for the undersigned, with full power to appoint his substitutes, and authorizes him to represent and to vote all shares of Common Stock of Sylvan Learning Systems, Inc. (the "Company") held by the undersigned as of the close of business on April 13, 2001 at the Annual Meeting of Stockholders to be held at the Courtyard Marriott, 1000 Aliceanna Street, Baltimore, Maryland 21202, on Wednesday, May 30, 2001 at 2:00 p.m., local time, and at any adjournments or postponements thereof.

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                               FOLD AND DETACH HERE


-----------------------------------------------------------------------------------------------------------------------------------
                                              Please mark
                                              your votes as
                                              indicated in
                                              this example /X/

                                                                                                              FOR  AGAINST  ABSTAIN
1. Proposal to elect the following persons                           2. Proposal to ratify the selection
as directors for the class indicated, and                            of Ernst & Young LLP as the independent   / /   / /      / /
until their successors are duly elected                              auditors of the Company for the fiscal
and qualified:                                                       year ending December 31, 2001.

CLASS I - 3 YEAR TERM
NOMINEES:                  FOR                WITHHELD
Douglas L. Becker          ALL    / /    / /  FROM ALL
James H. McGuire         NOMINEES             NOMINEES
Richard W. Riley

CLASS II - 1 YEAR TERM     FOR                WITHHELD
NOMINEE:                   ALL    / /    / /  FROM ALL
Judith D. Moore          NOMINEES             NOMINEES

             / /  ______________________________________
                  For all nominees except as noted above

                                                                 The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the
                                                                 Proxy Statement with respect thereto and the Company's 2000
                                                                 Annual Report, and hereby revokes any proxy or proxies
                                                                 heretofore given. This proxy may be revoked at any time before it is exercised.

                                                                 Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally.
                                                                 Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a
                                                                 majority must sign. If a corporation, this signature must be that of an authorized officer who should state his or her title.


Signature(s)_________________________________________________________________________________      Dated___________________, 2001
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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